UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3229

DWS Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report
to Shareholders

DWS Short Term Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and C shares and for the 3-year, 5-year and 10-year periods shown for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the DWS Short Term Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/06
DWS Short Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.91%	2.14%	2.68%	3.81%
Class B	3.30%	1.46%	1.95%	3.02%
Class C	3.19%	1.40%	1.94%	3.03%
Lehman 1-3 Year Government/Credit Index+	4.25%	2.43%	3.27%	4.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 12/31/06	$ 9.88	$ 9.90	$ 9.89
12/31/05	$ 9.94	$ 9.95	$ 9.95
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ .44	$ .37	$ .37
December Income Dividend	$ .0702	$ .0644	$ .0644
SEC 30-day Yield as of 12/31/06*	5.62%	5.24%	5.25%
Current Annualized Distribution Rate as of 12/31/06*	4.23%	3.54%	3.54%
* The SEC yield is net investment income per share earned over the month ended December 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown (excluding a one-time excise distribution of approximately $.0354 per share) as an annualized percentage of net asset value on December 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	148	of	235	63
3-Year	129	of	195	66
5-Year	97	of	140	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Term Bond Fund — Class A [] Lehman Brothers 1-3 Year Government/Credit Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/06
DWS Short Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,105	$10,362	$11,101	$14,128
	Average annual total return	1.05%	1.19%	2.11%	3.52%
Class B	Growth of $10,000	$10,031	$10,257	$10,919	$13,463
	Average annual total return	.31%	.85%	1.77%	3.02%
Class C	Growth of $10,000	$10,319	$10,426	$11,007	$13,474
	Average annual total return	3.19%	1.40%	1.94%	3.03%
Lehman Brothers 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,425	$10,748	$11,744	$16,249
	Average annual total return	4.25%	2.43%	3.27%	4.97%

The growth of $10,000 is cumulative.

+ Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S is not available to new investors except under certain circumstances (please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement and a reimbursement for losses incurred with certain portfolio transactions. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/06
DWS Short Term Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.21%	2.38%	2.96%	4.07%
Lehman 1-3 Year Government/Credit Index+	4.25%	2.43%	3.27%	4.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/06	$ 9.88
12/31/05	$ 9.94
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ .47
December Income Dividend	$ .0730
SEC 30-day Yield as of 12/31/06*	6.03%
Current Annualized Distribution Rate as of 12/31/06*	4.55%
* The SEC yield is net investment income per share earned over the month ended December 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.96% for Class S shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown (excluding a one-time excise distribution of approximately $.0354 per share) as an annualized percentage of net asset value on December 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.48% for Class S shares, had certain expenses not been reduced. Yields are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	102	of	235	44
3-Year	90	of	195	46
5-Year	69	of	140	48
10-Year	54	of	72	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Term Bond Fund — Class S [] Lehman Brothers 1-3 Year Government/Credit Index+

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS Short Term Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,421	$10,730	$11,568	$14,907
	Average annual total return	4.21%	2.38%	2.96%	4.07%
Lehman Brothers 1-3 Year Government/ Credit Index+	Growth of $10,000	$10,425	$10,748	$11,744	$16,249
	Average annual total return	4.25%	2.43%	3.27%	4.97%

The growth of $10,000 is cumulative.

+ Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment grade debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,025.60	$ 1,023.10	$ 1.022.00	$ 1.027.20
Expenses Paid per $1,000*	$ 4.85	$ 8.41	$ 8.36	$ 3.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,020.42	$ 1,016.89	$ 1,016.94	$ 1,021.78
Expenses Paid per $1,000*	$ 4.84	$ 8.39	$ 8.34	$ 3.47
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Short Term Bond Fund	.95%	1.65%	1.64%	.68%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Term Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Short Term Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior Portfolio Manager and Strategist for Mortgage Backed Securities: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

In the following interview, Co-Managers William Chepolis and Matthew MacDonald discuss market conditions and DWS Short Term Bond Fund's investment strategy during its most recent annual period ended December 31, 2006.

Q: How would you describe the investment environment for bonds during the past 12 months?

A: The first half of the period saw the US economy continue to display solid economic growth. While inflation remained generally moderate, it showed some signs of picking up and there were increasing concerns over its direction. In this environment, the US Federal Reserve Board (the Fed), under its new Chairman Ben Bernanke, continued to steadily increase short-term rates, hiking the federal funds rate (fed funds rate) — the overnight interbank lending rate — by 0.25% on four separate occasions. In a break from the prior "measured approach" to raising rates in the attempt to achieve a neutral policy, Chairman Bernanke indicated that future rate changes would depend on incoming economic data. The increased uncertainty with respect to inflation and Fed policy led to a more volatile interest rate environment and an overall upward trend for rates. This backdrop was less than favorable for fixed-income generally and instruments that trade at a spread to Treasuries in particular.

As the period progressed, economic growth showed some signs of moderating. In particular, market participants focused heavily on softening in the housing sector. Despite this area of weakness, core inflation remained generally stable rather than easing. After 17 consecutive quarter-point increases in the fed funds rate, the Fed paused in August, leaving the benchmark rate at its current 5.25%. As the period closed, the yield curve was inverted, with short-term rates higher than long-term rates.1 While conventional wisdom has it that this is a predictor of recession, there were signs of economic strength including a tight labor market.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
US Treasury Bond Yield Curve (12/31/05 and 12/31/06)

Past performance is no guarantee of future results.

Source: Bloomberg

For the year, rates ended somewhat higher, with the short end of the yield curve experiencing slightly larger increases. To illustrate, the two-year Treasury bond yield rose by 42 basis points, while the 10-year rose 32 basis points (100 basis points equals 1.00 percent.) Since a bond's price moves in the opposite direction of its yield, this meant that bond prices generally fell modestly over the period.

Q: How did the fund perform in this environment?

A: Over the annual period ended December 31, 2006, the fund's Class A shares provided a positive return of 3.91%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Lehman Brothers 1-3 Year Government/Credit Index,

returned 4.25%.2 For the 12-month period, the fund also lagged the 4.17% return of its peers in the Lipper Short Investment Grade Debt Funds category.3

2 The Lehman Brothers 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as investment-grade debt securities with maturities of one to three years. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods, this category's average was 4.17% (235 funds), 2.95% (140 funds) and 4.37% (72 funds), respectively, as of 12/31/06. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: Will you describe the fund's investment process?

A: We follow a very consistent investment process. We avoid making interest rate calls, meaning that we seek to maintain an overall duration, or interest rate sensitivity, similar to that of the fund's peer group, which we look at monthly.4 We also avoid concentrated positions along the yield curve, maintaining balanced exposure to a range of maturities in the portfolio relative to the index. Further, we stress broad diversification among issuers, particularly with regard to the fund's holdings in the corporate sector, so that the fund is not excessively vulnerable to a price decline from a single holding. Within this framework, the portfolio team actively manages the fund with a focus on adding value through both sector weightings and individual security selection within each sector. We closely examine the risk-return trade-off of each individual security, as well as how the purchase or sale of a particular security could affect the overall positioning of the portfolio. We believe that over time this will be a more effective approach than one that is based on predicting the direction of the economy or interest rates.

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Q: In terms of your current strategy, how is the fund positioned?

A: We continue to seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. In keeping with the fund's objective, we have been targeting a shorter overall portfolio duration — a standard measure of interest-rate sensitivity — than that of our benchmark, the Lehman Brothers 1-3 Year Government/Credit Index. We do this to help support the goal of providing a relatively stable share price relative to our peer group. Over the period, the fund's average duration was closely monitored as we sought to carefully manage the fund's interest-rate risk in view of the lack of incremental income to be gained from longer maturities and the potential for interest-rate increases. Average duration at the end of the period stood at 1.37 years.

The fund has exposure to a broad range of primarily investment- grade fixed-income sectors. Our allocation continues to favor so-called "spread" sectors that offer higher yields than US government securities.5 As of December 31, 2006, the portfolio was allocated 24% to corporate bonds, 20% to asset-backed securities (ABS), 19% to mortgage-backed securities (MBS), 23% to commercial mortgage-backed securities (CMBS), and 1% to US Treasuries and Agency securities. The fund held 11% in cash and cash equivalents. This is a higher cash allocation than we would normally carry, but reflects our caution with respect to spreads, and the general lack of attractive investment opportunities at these levels. Additionally, due to the shape of the yield curve, returns are very attractive in cash relative to other maturities. With the Fed on hold we feel that cash offers a compelling return over the short-term horizon.

5 Spread sectors are non-Treasury bond sectors of the fixed-income market.

Q: What helped and hurt performance during the 12-month period?

A: The fund's overall quality profile remains high, with the average credit quality of investments in the fund at AA as of the end of the year. In particular, we have had an upward bias with respect to the quality of holdings within the corporate, ABS and CMBS sectors. We continue to maintain modest high-yield exposure for the fund. Overall, exposure to spread sectors was a positive for the fund. In particular, the fund's overweighting of both the ABS and CMBS sectors helped performance.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

With respect to lower-quality bonds, we successfully avoided the worst of the fallout from the troubles of Ford Motor Corp. and General Motors, and managed to benefit from spread tightening on both issues as the year progressed. In addition, we purchased for the fund select out-of-favor short-term issues that provided attractive yields and price appreciation as their spreads narrowed.

In the second half of the period, we trimmed exposure to the MBS sector, given the relatively narrow yield advantage it offered. In addition, we generally avoided exposure to agency issues. The combination of these reductions resulted in higher Treasury holdings, which we subsequently shifted into cash given the flat or inverted yield curve. These moves were designed to lower the fund's risk profile but constrained performance as credit sectors continued to outperform and Treasuries rallied in July and August. More recently, we have been drawing upon the fund's cash position to make purchases in the MBS sector as we see opportunities. We continue to minimize exposure to agency issues.

Q: How do you assess the investment environment at present?

A: Going forward, we anticipate maintaining a cautious approach to managing the fund's exposure to interest rate risk. Despite current weakness in the housing sector, we do not see imminent recession as the most likely scenario. By the same token, we are not anticipating an immediate program of Fed easing. With a relatively flat yield curve, the Fed on hold and high short-term rates, we view this as an optimal environment for a short-term bond fund. We will continue to closely monitor economic conditions as we seek to provide a high level of current income and relative stability of principal.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Security Lending Collateral)	12/31/06	12/31/05

Commercial and Non-Agency Mortgage Backed Securities	41%	25%
Corporate Bonds	24%	26%
Asset Backed	20%	15%
Cash Equivalents	11%	—
Collateralized Mortgage Obligations	3%	19%
US Government Sponsored Agencies	1%	12%
US Treasury Obligations	—	2%
Foreign Bonds — US$ Denominated	—	1%
	100%	100%
Quality	12/31/06	12/31/05

US Government & Treasury Obligations	4%	33%
AAA*	55%	34%
AA	6%	5%
A	13%	15%
BBB	8%	8%
BB	1%	2%
Not Rated	13%	3%
	100%	100%
Effective Maturity	12/31/06	12/31/05

Under 1 year	27%	9%
1.00-2.99 years	51%	75%
3.00-4.99 years	19%	10%
5.00-8.00 years	3%	6%
	100%	100%
* Category includes cash equivalents, net.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006

	Principal Amount ($)	Value ($)

Corporate Bonds 23.4%
Consumer Discretionary 2.1%
Clear Channel Communications, Inc., 4.625%, 1/15/2008 (a)	3,500,000	3,466,519
Comcast Cable Communications, Inc., 8.375%, 5/1/2007	5,000,000	5,046,260
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	2,500,000	2,477,203
Home Depot, Inc., 5.49%*, 12/16/2009	1,600,000	1,599,883
Target Corp., 3.375%, 3/1/2008 (a)	1,500,000	1,468,296
		14,058,161
Consumer Staples 1.3%
CVS Corp., 4.0%, 9/15/2009	1,500,000	1,450,181
Kraft Foods, Inc.:
4.0%, 10/1/2008	2,000,000	1,956,062
5.25%, 6/1/2007	1,000,000	999,217
Nabisco, Inc., 7.05%, 7/15/2007	1,000,000	1,008,933
Safeway, Inc., 4.8%, 7/16/2007	2,500,000	2,490,307
Wal-Mart Stores, Inc., 4.375%, 7/12/2007	1,000,000	996,218
		8,900,918
Energy 0.1%
Alabama Power Co., Series CC, 3.5%, 11/15/2007	761,000	748,806
Financials 17.1%
American General Finance Corp., Series J, 5.611%*, 12/15/2011	7,200,000	7,209,540
Bank of New York, 5.05%, 3/3/2009	3,500,000	3,495,380
Bank One Corp., 6.0%, 8/1/2008	3,000,000	3,037,098
Bear Stearns Companies, Inc.:
2.875%, 7/2/2008	3,500,000	3,381,445
4.0%, 1/31/2008	1,500,000	1,479,279
Boeing Capital Corp., 4.75%, 8/25/2008	4,833,000	4,796,235
Capital One Bank, 4.25%, 12/1/2008	2,000,000	1,960,522
Caterpillar Financial Services Corp., Series F, 3.8%, 2/8/2008	2,500,000	2,459,038
CIT Group, Inc.:
3.375%, 4/1/2009	1,500,000	1,440,269
4.75%, 8/15/2008	3,500,000	3,470,285
EOP Operating LP, 7.75%, 11/15/2007	1,000,000	1,020,618
FleetBoston Financial Corp., 6.375%, 5/15/2008	2,500,000	2,534,335
General Electric Capital Corp.:
3.5%, 5/1/2008	1,000,000	977,849
Series A, 3.6%, 10/15/2008	6,500,000	6,324,051
Series A, 4.125%, 3/4/2008	3,500,000	3,459,053
GMAC LLC:
6.125%, 2/1/2007 (a)	1,000,000	1,001,305
6.15%, 4/5/2007 (a)	1,000,000	1,000,031
HSBC Finance Corp.:
4.125%, 3/11/2008	3,500,000	3,453,404
4.125%, 12/15/2008	4,000,000	3,920,568
John Deere Capital Corp., Series D, 4.375%, 3/14/2008	5,000,000	4,941,685
JPMorgan Chase & Co., Series A, 6.0%, 1/15/2009	3,000,000	3,042,660
Lehman Brothers Holdings, Inc., 7.0%, 2/1/2008	4,000,000	4,067,608
Marshall & Ilsley Bank, 4.5%, 8/25/2008	2,500,000	2,470,965
MBNA Corp., 4.625%, 9/15/2008	5,380,000	5,315,892
Merrill Lynch & Co., Inc., Series C, 4.831%, 10/27/2008	5,000,000	4,968,045
Morgan Stanley, 3.875%, 1/15/2009	2,000,000	1,950,306
Popular North America, Inc., Series E, 3.875%, 10/1/2008	4,000,000	3,896,536
Residential Capital Corp., 6.739%*, 6/29/2007	14,500,000	14,571,804
SLM Corp., Series A, 3.95%, 8/15/2008	1,000,000	978,361
Textron Financial Corp., Series E, 4.125%, 3/3/2008	2,500,000	2,464,908
The Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,500,000	3,409,612
US Bank NA, 4.4%, 8/15/2008	4,000,000	3,948,172
Verizon Global Funding Corp., 6.125%, 6/15/2007 (a)	1,500,000	1,503,789
Wachovia Bank NA, 4.375%, 8/15/2008	4,000,000	3,943,008
		117,893,656
Health Care 0.7%
Wyeth, 4.375%, 3/1/2008	4,500,000	4,452,768
Industrials 0.6%
CSX Corp., 7.45%, 5/1/2007	1,000,000	1,006,159
General Dynamics Corp., 3.0%, 5/15/2008	1,500,000	1,452,387
Raytheon Co., 6.75%, 8/15/2007	1,753,000	1,765,911
		4,224,457
Materials 0.3%
Dow Chemical Co., 5.97%, 1/15/2009	2,000,000	2,022,170
Weyerhaeuser Co., 6.125%, 3/15/2007	169,000	169,120
		2,191,290
Utilities 1.2%
Ameren Corp., 4.263%, 5/15/2007	2,571,000	2,557,621
Dominion Resources, Inc., 4.125%, 2/15/2008	4,000,000	3,940,292
Wisconsin Electric Power Co., 3.5%, 12/1/2007	2,000,000	1,967,228
		8,465,141
Total Corporate Bonds (Cost $162,971,466)		160,935,197

Foreign Bonds — US$ Denominated 0.2%
Financials
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008 (Cost $1,308,392)	1,350,000	1,291,306

Asset Backed 20.4%
Automobile Receivables 10.9%
Aesop Funding II LLC, "A2", Series 2003-4A, 144A, 2.86%, 8/20/2009	3,100,000	2,996,901
AmeriCredit Automobile Receivables Trust, "A3", Series 2005-DA, 4.87%, 12/6/2010	7,500,000	7,465,583
Capital Auto Receivables Asset Trust:
"A3A", Series 2006-2, 4.98%, 5/15/2011	6,140,000	6,139,453
"B", Series 2006-1, 5.26%, 10/15/2010	2,237,000	2,232,326
Ford Credit Auto Owner Trust:
"C", Series 2004-A, 4.19%, 7/15/2009	4,000,000	3,961,103
"A4", Series 2006-A, 5.07%, 12/15/2010	3,917,000	3,908,895
GS Auto Loan Trust, "C", Series 2006-1, 5.85%, 1/15/2014	7,203,000	7,212,023
Hertz Vehicle Financing LLC, "A2", Series 2005-2A, 144A, 4.93%, 2/25/2010	8,502,000	8,452,030
Hyundai Auto Receivables Trust, "D", Series 2004-A, 4.1%, 8/15/2011	1,700,000	1,676,215
Nissan Auto Receivables Owner Trust, "A4", Series 2006-A, 4.77%, 7/15/2011	2,553,000	2,532,946
Triad Automobile Receivables Owner Trust:
"A3", Series 2005-B, 4.28%, 6/14/2010	5,386,839	5,342,087
"A4", Series 2006-A, 4.88%, 4/12/2013	7,537,000	7,478,389
Volkswagen Auto Loan Enhanced Trust, "A3", Series 2005-1, 4.8%, 7/20/2009	8,300,000	8,269,436
World Omni Auto Receivables Trust, "A3", Series 2006-A, 5.01%, 10/15/2010	7,647,000	7,626,924
		75,294,311
Credit Card Receivables 2.4%
Citibank Credit Card Issuance Trust, "B1", Series 2005-B1, 4.4%, 9/15/2010	7,000,000	6,899,305
Providian Gateway Master Trust:
"D", Series 2004-DA, 144A, 4.4%, 9/15/2011	7,960,000	7,900,300
"D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,512,309
		16,311,914
Home Equity Loans 2.6%
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032	1,460,068	1,480,509
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,935,000	2,922,666
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	6,290,000	6,272,141
GMAC Mortgage Corp. Loan Trust, "A2", Series 2006-HE3, 5.75%, 10/25/2036	2,100,000	2,099,398
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.34%, 8/20/2029	647,689	645,946
Renaissance Home Equity Loan Trust, "A2", Series 2005-4, 5.399%, 2/25/2036	1,700,000	1,691,872
Residential Asset Securities Corp., "AI4", Series 2002-KS6, 4.38%, 7/25/2030	23,652	23,569
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	2,873,000	2,869,439
		18,005,540
Manufactured Housing Receivables 0.3%
Green Tree Financial Corp.:
"A4", Series 1996-1, 6.5%, 3/15/2027	167,121	168,830
"A5", Series 1994-1, 7.65%, 4/15/2019	229,507	237,738
"B2", Series 1996-5, 8.45%, 7/15/2027**	5,789,742	0
Vanderbilt Mortgage Finance, "A4", Series 2000-D, 7.715%, 7/7/2027	1,549,673	1,614,643
		2,021,211
Miscellaneous 4.2%
CIT RV Trust:
"A5", Series 1998-A, 6.12%, 11/15/2013	346,251	346,320
"A5", Series 1999-A, 6.24%, 8/15/2015	4,786,885	4,791,145
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	5,072,000	4,889,986
National Collegiate Student Loan Trust:
"AIO", Series 2006-2, Interest Only, 6.0%, 8/25/2011	10,200,000	2,434,863
"AIO", Series 2006-3, Interest Only, 7.1%, 1/25/2012	31,146,000	9,171,874
PECO Energy Transition Trust, "A7", Series 1999-A, 6.13%, 3/1/2009	2,000,000	2,016,806
PP&L Transition Bond Co. LLC, "A7", Series 1999-1, 7.05%, 6/25/2009	334,493	336,395
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 3.46%, 7/25/2039	5,500,000	5,321,140
		29,308,529
Total Asset Backed (Cost $148,560,908)		140,941,505

US Government Sponsored Agencies 0.6%
Federal Home Loan Bank, Series 580, 4.125%, 10/19/2007 (a) (Cost $4,398,548)	4,400,000	4,361,777

Commercial and Non-Agency Mortgage-Backed Securities 40.8%
Adjustable Rate Mortgage Trust, "1A21", Series 2005-10, 4.727%*, 1/25/2036	12,871,847	12,767,383
Banc of America Mortgage Securities:
"1A3", Series 2002-K, 3.5%, 10/20/2032	360,617	350,629
"2A1", Series 2005-B, 4.391%*, 3/25/2035	12,788,869	12,474,037
"A15", Series 2006-2, 6.0%, 7/25/2036	5,490,799	5,532,356
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2004-PWR5, Interest Only, 0.841%****, 7/11/2042	74,980,343	2,487,810
"X2", Series 2002-TOP8, 144A, Interest Only, 2.055%****, 8/15/2038	135,436,888	8,776,256
CDC Commercial Mortgage Trust, "XCP", Series 2002-FX1, 144A, Interest Only, 1.99%****, 5/15/2035	49,734,964	2,054,790
Chase Commercial Mortgage Securities Corp., "A2", Series 1997-2, 6.6%, 12/19/2029	3,781,645	3,796,617
Commercial Mortgage Acceptance Corp., "A3", Series 1998-C2, 6.04%, 9/15/2030	9,000,000	9,058,006
Countrywide Alternative Loan Trust:
"A3", Series 2006-J2, 6.0%, 4/25/2036	6,343,705	6,378,042
"A7", Series 2006-9T1, 6.0%, 5/25/2036	7,204,014	7,251,554
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	5,700,000	5,746,535
CS First Boston Mortgage Securities Corp., "2A1", Series 2004-AR8, 4.608%*, 9/25/2034	5,615,161	5,529,358
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	5,401,545	5,437,264
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	4,429,536	4,446,322
First Horizon Alternative Mortgage Securities, "A5", Series 2005-FA9, 5.5%, 12/25/2035	8,467,315	8,452,129
First Horizon Mortgage Pass-Through Trust, "2A1", Series 2005-AR4, 5.34%*, 10/25/2035	4,596,146	4,579,756
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	8,113,191	8,144,267
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	11,515,084	11,634,504
GMAC Commercial Mortgage Securities, Inc.:
"A2", Series 1998-C2, 6.42%, 5/15/2035	2,439,856	2,469,407
"A3", Series 1997-C1, 6.869%, 7/15/2029	835,817	838,500
Greenwich Capital Commercial Funding Corp.:
"XP", Series 2005-GG3, 144A, Interest Only, 0.793%****, 8/10/2042	156,986,404	4,168,052
"A3", Series 2004-GG1, 4.344%, 6/10/2036	7,600,000	7,468,283
"A2", Series 2005-GG5, 5.117%, 4/10/2037	7,000,000	6,975,109
GSR Mortgage Loan Trust, "2A1", Series 2006-5F, 6.0%, 6/25/2036	7,320,467	7,367,672
Heller Financial Commercial Mortgage Asset Corp., "A2", Series 1999-PH1, 6.847%, 5/15/2031	6,575,804	6,723,270
Indymac Index Mortgage Loan Trust, "4A1", Series 2005-AR9, 5.274%*, 7/25/2035	3,840,432	3,784,875
JPMorgan Alternative Loan Trust, "2A1", Series 2006-A7, 5.3%, 12/25/2036	4,315,718	4,298,843
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A1", Series 2004-CB9, 3.475%, 6/12/2041	6,229,945	6,056,745
"A2", Series 2005-LDP2, 4.575%, 7/15/2042	7,000,000	6,853,718
"A2", Series 2005-LDP3, 4.851%, 8/15/2042	6,520,000	6,435,833
JPMorgan Mortgage Trust, "A6", Series 2006-S4, 6.0%, 1/25/2037	9,000,000	9,082,593
LB-UBS Commercial Mortgage Trust:
"XCP", Series 2003-C7, 144A, Interest Only, 0.565%****, 7/15/2037	238,129,174	2,050,173
"XCP", Series 2006-C6, Interest Only, 0.647%****, 9/15/2039	203,527,000	6,918,453
"XCP", Series 2004-C6, 144A, Interest Only, 0.688%****, 8/15/2036	90,309,881	1,923,185
"XCP", Series 2004-C7, 144A, Interest Only, 0.761%****, 10/15/2036	268,726,248	6,632,755
Merrill Lynch Mortgage Investors, Inc., "A2", Series 1998-C2, 6.39%, 2/15/2030	4,564,017	4,579,666
Morgan Stanley Capital I:
"A1", Series 2004-T15, 4.13%, 6/13/2041	7,027,431	6,894,905
"A2", Series 1999-WF1, 6.21%, 11/15/2031	6,149,045	6,211,394
"A2", Series 1998-WF1, 6.55%, 3/15/2030	718,199	720,989
Morgan Stanley Dean Witter Capital I, "A3", Series 2001-TOP5, 6.16%, 10/15/2035	8,200,000	8,343,216
Paine Webber Mortgage Acceptance Corp., "1B2", Series 1999-4, 144A, 6.46%*, 7/28/2024	191,026	191,026
PHHMC Mortgage Pass Through Certificates, "A2", Series 2006-2, 6.17%*, 7/18/2036	10,159,242	10,290,499
Prudential Home Mortgage Securities, "4B", Series 1994-A, 144A, 6.73%*, 4/28/2024	38,356	38,191
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	4,907,162	4,941,731
Residential Funding Mortgage Security I:
"A5", Series 2005-S9, 5.75%, 12/25/2035	1,745,040	1,748,940
"3A4", Series 2006-S12, 5.75%, 12/25/2036	9,000,000	9,030,938
Wachovia Bank Commercial Mortgage Trust, "XP" Series 2005-C17, 144A, Interest Only, 0.272%****, 3/15/2042	313,922,830	3,681,907
Washington Mutual Alternative Mortgage Pass-Through Certificates, "A2", Series 2005-11, 5.75%, 1/25/2036	6,519,471	6,536,929
Wells Fargo Mortgage Backed Securities Trust, "2A3", Series 2006-AR8, 5.241%, 4/25/2036	3,387,794	3,362,331
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $286,787,529)		281,517,743

Collateralized Mortgage Obligations 2.8%
Fannie Mae Grantor Trust, "A1", Series 2001-T8, 7.5%, 7/25/2041	938,897	972,349
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	2,304,151	2,407,865
Federal Home Loan Mortgage Corp.:
"BT", Series 2448, 6.0%, 5/15/2017	9,856	10,009
"CQ", Series 2434, 6.5%, 8/15/2023	9,306,778	9,386,982
Federal National Mortgage Association:
"PB", Series 2003-7, 4.5%, 11/25/2022	692,879	690,504
"PD", Series G94-10, 6.5%, 9/17/2009	1,536,707	1,539,395
Government National Mortgage Association, "C", Series 1998-15, 6.5%, 6/20/2028	4,350,538	4,446,461
Total Collateralized Mortgage Obligations (Cost $19,704,659)		19,453,565

Government National Mortgage Association 0.2%
Government National Mortgage Association:
9.5%, with various maturities from 12/15/2016 until 7/15/2020	2,490	2,709
11.5%, 4/15/2019	1,044,931	1,145,497
Total Government National Mortgage Association (Cost $1,177,383)		1,148,206

US Treasury Obligations 0.1%
US Treasury Bill, 4.95%***, 1/18/2007 (b) (Cost $518,785)	520,000	518,785
	Shares	Value ($)

Securities Lending Collateral 1.4%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $9,784,688)	9,784,688	9,784,688

Cash Equivalents 11.0%
Cash Management QP Trust, 5.46% (e) (Cost $75,764,117)	75,764,117	75,764,117
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $710,976,475)+	100.9	695,716,889
Other Assets and Liabilities, Net	(0.9)	(6,520,227)
Net Assets	100.0	689,196,662
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2006.
** Non-income producing security. In the case of a bond generally denotes that the issuer has defaulted on the payment of principal or interest.
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Green Tree Financial Corp., "B2", Series 1996-5	8.45%	7/15/2027	5,789,742	USD	6,352,260	0
*** Annualized yield at time of purchase; not a coupon rate.
**** These securities are shown at their current rate as of December 31, 2006.
+ The cost for federal income tax purposes was $712,103,215. At December 31, 2006, net unrealized depreciation for all securities based on tax cost was $16,386,326. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $803,692 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,190,018.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $9,458,477 which is 1.4% of net assets.
(b) At December 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2006, open future contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
2-Year US Treasury Note	3/30/2007	670	137,058,912	136,700,938	(357,974)
At December 31, 2006, open futures contracts sold were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5-Year US Treasury Note	3/30/2007	543	57,420,193	57,048,938	371,255

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $625,427,670) — including $9,458,477 of securities loaned	$ 610,168,084
Investment in Daily Assets Fund Institutional (cost $9,784,688)*	9,784,688
Investment in Cash Management QP Trust (cost $75,764,117)	75,764,117
Total investments in securities, at value (cost $710,976,475)	695,716,889
Cash	231,317
Interest receivable	5,031,263
Receivable for Fund shares sold	151,349
Other assets	43,482
Total assets	701,174,300
Liabilities
Payable upon return of securities loaned	9,784,688
Payable for Fund shares redeemed	1,034,550
Accrued management fee	221,265
Other accrued expenses and payables	937,135
Total liabilities	11,977,638
Net assets, at value	$ 689,196,662
Net Assets
Net assets consist of: Undistributed net investment income	3,176,304
Net unrealized appreciation (depreciation) on: Investments	(15,259,586)
Futures	13,281
Accumulated net realized gain (loss)	(106,259,383)
Paid-in capital	807,526,046
Net assets, at value	$ 689,196,662
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($72,129,907 ÷ 7,298,801 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.88
Maximum offering price per share (100 ÷ 97.25 of $9.88)	$ 10.16

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,111,985 ÷ 1,021,900 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.90

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,859,789 ÷ 1,097,590 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.89
Class S Net Asset Value, offering and redemption price(a) per share ($596,094,981 ÷ 60,304,359 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.88
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Interest	$ 31,995,468
Interest — Cash Management QP Trust	2,643,590
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	38,056
Total Income	34,677,114
Expenses: Investment management fee	2,968,061
Administration fee	420,060
Services to shareholders	1,562,336
Distribution and service fees	432,154
Custodian and accounting fees	61,281
Auditing	89,343
Legal	48,819
Reports to shareholders and shareholder meeting	445,730
Registration fees	64,483
Trustees' fees and expenses	26,077
Other	72,096
Total expenses before expense reductions	6,190,440
Expense reductions	(230,829)
Total expenses after expense reductions	5,959,611
Net investment income	$ 28,717,503
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,704,869)
Futures	695,549
(7,009,320)
Net unrealized appreciation (depreciation) during the period on: Investments	7,738,389
Futures	285,581
8,023,970
Net gain (loss) on investment transactions	1,014,650
Net increase (decrease) in net assets resulting from operations	$ 29,732,153

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 28,717,503	$ 29,445,066
Net realized gain (loss) on investment transactions	(7,009,320)	(9,040,129)
Net unrealized appreciation (depreciation) during the period on investment transactions	8,023,970	(7,089,167)
Net increase (decrease) in net assets resulting from operations	29,732,153	13,315,770
Distributions to shareholders from: Net investment income: Class A	(3,451,747)	(3,798,676)
Class B	(434,357)	(529,620)
Class C	(457,629)	(554,564)
Class AARP	(5,116,176)	(11,524,030)
Class S	(24,665,453)	(19,778,672)
Fund share transactions: Proceeds from shares sold	45,003,708	73,898,456
Reinvestment of distributions	26,825,186	28,239,221
Cost of shares redeemed	(182,142,559)	(220,515,812)
Redemption fees	5,692	12,037
Net increase (decrease) in net assets from Fund share transactions	(110,307,973)	(118,366,098)
Increase (decrease) in net assets	(114,701,182)	(141,235,890)
Net assets at beginning of period	803,897,844	945,133,734
Net assets at end of period (including undistributed net investment income of $3,176,304 and $2,144,399, respectively)	$ 689,196,662	$ 803,897,844

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 10.20	$ 10.53	$ 10.67	$ 10.65
Income (loss) from investment operations: Net investment income[a]	.37	.32	.29	.31	.39
Net realized and unrealized gain (loss) on investment transactions	.01	(.18)	(.17)	(.05)	.08
Total from investment operations	.38	.14	.12	.26	.47
Less distributions from: Net investment income	(.44)	(.40)	(.44)	(.40)	(.45)
Tax return of capital	—	—	(.01)	—	—
Total distributions	(.44)	(.40)	(.45)	(.40)	(.45)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.88	$ 9.94	$ 10.20	$ 10.53	$ 10.67
Total Return (%)[b]	3.91	1.40	1.13	2.36	4.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	87	106	132	130
Ratio of expenses before expense reductions (%)	1.00	.97	.96	1.01	1.03
Ratio of expenses after expense reductions (%)	1.00	.97	.95	1.01	1.03
Ratio of net investment income (%)	3.69	3.18	2.70	2.92	3.63
Portfolio turnover rate (%)	95	168	109	221	346
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of sales charge. * Amount is less than $.005.
Class B Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.95	$ 10.21	$ 10.53	$ 10.67	$ 10.65
Income (loss) from investment operations: Net investment income[a]	.30	.25	.19	.22	.30
Net realized and unrealized gain (loss) on investment transactions	.02	(.18)	(.15)	(.05)	.09
Total from investment operations	.32	.07	.04	.17	.39
Less distributions from: Net investment income	(.37)	(.33)	(.35)	(.31)	(.37)
Tax return of capital	—	—	(.01)	—	—
Total distributions	(.37)	(.33)	(.36)	(.31)	(.37)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.90	$ 9.95	$ 10.21	$ 10.53	$ 10.67
Total Return (%)[b]	3.30[c]	.70[c]	.42[c]	1.54	3.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	14	21	31	37
Ratio of expenses before expense reductions (%)	1.97	1.95	1.88	1.82	1.83
Ratio of expenses after expense reductions (%)	1.71	1.66	1.62	1.82	1.83
Ratio of net investment income (%)	2.98	2.49	2.03	2.11	2.83
Portfolio turnover rate (%)	95	168	109	221	346
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.95	$ 10.21	$ 10.54	$ 10.68	$ 10.65
Income (loss) from investment operations: Net investment income[a]	.30	.25	.18	.23	.31
Net realized and unrealized gain (loss) on investment transactions	.01	(.18)	(.14)	(.06)	.09
Total from investment operations	.31	.07	.04	.17	.40
Less distributions from: Net investment income	(.37)	(.33)	(.36)	(.31)	(.37)
Tax return of capital	—	—	(.01)	—	—
Total distributions	(.37)	(.33)	(.37)	(.31)	(.37)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.89	$ 9.95	$ 10.21	$ 10.54	$ 10.68
Total Return (%)[b]	3.19[c]	.69[c]	.34[c]	1.66[c]	3.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	15	20	27	20
Ratio of expenses before expense reductions (%)	1.78	1.72	1.70	1.80	1.80
Ratio of expenses after expense reductions (%)	1.70	1.66	1.65	1.78	1.80
Ratio of net investment income (%)	2.99	2.49	2.00	2.15	2.86
Portfolio turnover rate (%)	95	168	109	221	346
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 10.20	$ 10.53	$ 10.68	$ 10.65
Income (loss) from investment operations: Net investment income[a]	.40	.35	.28	.34	.42
Net realized and unrealized gain (loss) on investment transactions	.01	(.18)	(.14)	(.06)	.09
Total from investment operations	.41	.17	.14	.28	.51
Less distributions from: Net investment income	(.47)	(.43)	(.46)	(.43)	(.48)
Tax return of capital	—	—	(.01)	—	—
Total distributions	(.47)	(.43)	(.47)	(.43)	(.48)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.88	$ 9.94	$ 10.20	$ 10.53	$ 10.68
Total Return (%)	4.21[b]	1.67	1.37	2.73	4.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	596	432	501	562	610
Ratio of expenses before expense reductions (%)	.76	.70	.70	.76	.75
Ratio of expenses after expense reductions (%)	.73	.70	.69	.76	.75
Ratio of net investment income (%)	3.96	3.45	2.96	3.17	3.91
Portfolio turnover rate (%)	95	168	109	221	346
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Term Bond Fund (the "Fund") is a diversified series of DWS Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is currently closed to new investors.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $105,846,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2007 ($32,143,000), December 31, 2008 ($15,811,000), December 31, 2012 ($14,468,000), December 31, 2013 ($24,731,000) and December 31, 2014 ($18,693,000), the respective expiration dates, whichever occurs first. During the year ended December 31, 2006, the Fund lost, through expiration, $6,741,000 of a prior year capital loss carryforward.

In addition, from November 1, 2006 through December 31, 2006, the Fund incurred approximately $679,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage backed securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 4,582,107
Capital loss carryforwards	$ (105,846,000)
Unrealized appreciation (depreciation) on investments	$ (16,386,326)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended December 31,
	2006	2005
Distributions from ordinary income*	$ 34,125,362	$ 36,185,562
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $357,944,238 and $521,341,263, respectively. Purchases and sales of US Treasury obligations aggregated $297,739,223 and $310,945,636, respectively.

C. Related Parties

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement ("Investment Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from January 1, 2006 through May 31, 2006, the management fee payable under the Management Agreement was equal to the following annual rates:

Annual Management Fee Rate
First $1.5 billion of the Fund's average daily net assets	.450%
Next $500 million of such net assets	.425%
Next $1.0 billion of such net assets	.400%
Next $1.0 billion of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Next $1.0 billion of such net assets	.355%
Over $6.0 billion of such net assets	.340%

Effective June 1, 2006, under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

Annual Management Fee Rate
First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended December 31, 2006, the fee pursuant to the Investment Management Agreement was equivalent to an effective rate of 0.40% of the Fund's average daily net assets.

For the period from January 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustees' counsel fees and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.75%
Class B	.67%
Class C	.67%
Class S	.75%

For the period from June 1, 2006 through September 30, 2006 the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.97%
Class B	1.67%
Class C	1.67%
Class S	.69%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class B	1.72%
Class S	.67%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through December 31, 2006, DIMA received an Administration Fee of $420,060, all of which $59,089 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class S and Class AARP (through July 14, 2006) shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fees they receive from the Fund. For the year ended December 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2006
Class A	$ 118,924	$ —	$ 32,955
Class B	43,035	31,052	11,218
Class C	22,000	10,625	5,286
Class AARP	285,845	36,269	—
Class S	776,404	151,926	180,543
	$ 1,246,208	$ 229,872	$ 230,002

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from January 1, 2006 to May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $43,236, all of which has been paid at December 31, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2006
Class B	$ 88,787	$ 6,524
Class C	92,895	7,384
	$ 181,682	$ 13,908

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2006	Annual Effective Rate
Class A	$ 191,021	$ 13,729.24%
Class B	28,910	2,131.24%
Class C	30,541	2,066.25%
	$ 250,472	$ 17,926

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2006 aggregated $4,156. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended December 31, 2006.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2006, the CDSC for Class B and C shares aggregated $38,198 and $1,593, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,580, of which $6,720 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Fund $947, which represented a portion of expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended December 31, 2006, the custodian fee was reduced by $10 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	986,040	$ 9,769,820	1,458,922	$ 14,690,147
Class B	125,328	1,243,116	198,861	2,005,054
Class C	186,651	1,853,565	213,683	2,150,204
Class AARP*	318,971	3,159,037	1,047,671	10,532,984
Class S	2,921,574	28,978,170	4,416,506	44,520,067
		$ 45,003,708		$ 73,898,456
Shares issued to shareholders in reinvestment of distributions
Class A	288,626	$ 2,855,948	305,462	$ 3,066,806
Class B	36,230	359,056	43,405	436,535
Class C	37,827	374,816	42,031	422,586
Class AARP*	383,747	3,795,497	848,567	8,518,864
Class S	1,963,801	19,439,869	1,572,766	15,794,430
		$ 26,825,186		$ 28,239,221
Shares redeemed
Class A	(2,719,173)	$ (26,961,554)	(3,458,739)	$ (34,807,398)
Class B	(525,848)	(5,218,237)	(915,587)	(9,244,505)
Class C	(584,459)	(5,801,348)	(732,235)	(7,371,105)
Class AARP*	(3,226,453)	(31,985,618)	(5,195,413)	(52,264,451)
Class S	(11,309,909)	(112,175,802)	(11,614,970)	(116,828,353)
		$ (182,142,559)		$ (220,515,812)
Shares converted
Class AARP*	(23,284,070)	$ (230,399,674)	—	$ —
Class S	23,272,310	230,399,674	—	—
		$ —		$ —
Redemption fees		$ 5,692		$ 12,037
Net increase (decrease)
Class A	(1,444,507)	$ (14,335,246)	(1,694,355)	$ (17,048,176)
Class B	(364,290)	(3,615,618)	(673,321)	(6,802,916)
Class C	(359,981)	(3,572,669)	(476,521)	(4,798,295)
Class AARP*	(25,807,805)	(255,430,615)	(3,299,175)	(33,210,777)
Class S	16,847,776	166,646,175	(5,625,698)	(56,505,934)
		$ (110,307,973)		$ (118,366,098)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Fund Merger

On October 11, 2006, the Board of the Fund approved, in principle, the merger of the DWS Short Term Bond Fund into the DWS Short Duration Plus Fund.

Completion of the merger is expected to occur on or about April 20, 2007.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Funds Trust and Shareholders of DWS Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Term Bond Fund (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed, in Note H. "Fund Merger", the Board of Directors has approved, in principle, a reorganization of the Fund into an affiliated open-end fund.

Boston, Massachusetts February 28, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Short Term Bond Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	51,170,527.525	2,000,852.287
Dawn-Marie Driscoll	51,162,570.511	2,008,809.301
Keith R. Fox	51,174,158.820	1,997,220.992
Kenneth C. Froewiss	51,167,004.524	2,004,375.288
Martin J. Gruber	51,143,524.511	2,027,855.301
Richard J. Herring	51,178,604.640	1,992,775.172
Graham E. Jones	51,089,990.674	2,081,389.138
Rebecca W. Rimel	51,182,352.020	1,989,027.792
Philip Saunders, Jr.	51,107,885.583	2,063,494.229
William N. Searcy, Jr.	51,161,129.694	2,010,250.118
Jean Gleason Stromberg	51,171,308.600	2,000,071.212
Carl W. Vogt	51,110,878.301	2,060,501.511
Axel Schwarzer	51,137,383.786	2,033,996.026

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
46,240,162.653	1,639,879.781	2,388,538.378	2,902,799.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,484,766.252	2,338,796.071	2,445,018.489	2,902,799.000

III. Approval of Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,743,799.476	1,909,931.855	2,614,849.481	2,902,799.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Funds Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
46,170,365.996	1,650,746.327	2,447,467.489	2,902,800.000

The Meeting was reconvened on August 31, 2006, at which time the following matter will be voted upon by the shareholders (the resulting votes are presented below):

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
52,729,689.754	2,235,284.146	2,591,483.826	2,229,632.000
* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class S shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and has underperformed its benchmark in the five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer, (ii) the large number of compliance personnel who report to DIMA's chief compliance officer, and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZBAX	SZBBX	SZBCX
CUSIP Number	23337L 109	23337L 208	23337L 307
Fund Number	422	622	722
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSTX
Fund Number	2022

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS Short Term Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT TERM BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$79,000	$128	$0	$0
2005	$90,200	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Term Bond Fund, a series of DWS Funds Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Term Bond Fund, a series of DWS Funds Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007